EXHIBIT 99.1
BOSTON SCIENTIFIC ANNOUNCES RESULTS FOR
FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2007

Natick, MA (February 4, 2008) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the fourth quarter and full year ended December 31, 2007, as well as guidance for net sales and earnings per share (EPS) for the first quarter of 2008.

Fourth quarter highlights:

•	Achieved adjusted EPS of $0.24 and record net sales of $2.152 billion, both exceeding most recently issued guidance
•	Grew cardiac rhythm management (CRM) sales 11 percent
•	Achieved 10 percent overall sales growth in product lines excluding drug-eluting stents (DES) and CRM
•	Maintained leading position in the worldwide DES market
•	Launched restructuring program to reduce expenses and head count
•	Received CE Mark approvals for the use of the TAXUS® LibertéTM stent system in diabetic patients, the CONFIENT™ ICD and the LIVIAN™ CRT-D

“The turn that began last quarter continued this quarter, with strong adjusted earnings and record sales,” said Jim Tobin, President and Chief Executive Officer of Boston Scientific.  “For the year, we made substantial progress toward our goals of increasing shareholder value, restoring profitable sales growth and strengthening Boston Scientific for the future.  We implemented a series of initiatives designed to focus and simplify our business, including expense and head count reductions and the sale of non-strategic assets.   We reported record sales, and we achieved the leadership position in the global stent market.  Perhaps our most meaningful progress came in quality, where we revolutionized our approach and changed our culture.  Many of the steps we took in 2007 will help position us for the challenges and opportunities of 2008 and beyond.  In 2008, those opportunities are expected to include the introduction of a number of important new CRM products, the lifting of the Corporate Warning Letter, the approval of the TAXUS Liberté and PROMUSTM stent systems by the FDA, and the launch of profitable new products across our businesses.”

Fourth Quarter 2007

Net sales for the fourth quarter of 2007 were $2.152 billion, as compared to $2.065 billion for the fourth quarter of 2006.  Worldwide sales of the Company’s drug-eluting coronary stent systems were $435 million, as compared to $506 million.  U.S. sales of drug-eluting coronary stent systems were $224 million, as compared to $329 million. International sales of drug-eluting coronary stent systems were $211 million, as compared to $177 million.  Worldwide sales of coronary stent systems were $496 million, as compared to $550 million. U.S. sales of coronary stent systems  were $250 million, as compared to $347 million.  International sales of coronary stent systems were $246 million, as compared to $203 million.

Worldwide sales of the Company’s CRM business for the fourth quarter of 2007 were $544 million, which included $396 million of implantable cardioverter defibrillator (ICD) sales, as compared to worldwide CRM sales of $489 million for the fourth quarter of 2006, which included $356 million of ICD sales. U.S. CRM sales were $347 million, which included $266 million of ICD sales, as compared to $320 million, which included $250 million of ICD sales. International CRM sales were $197 million, which included $130 million of ICD sales, as compared to $169 million, which included $106 million of ICD sales.

Reported net loss for the fourth quarter of 2007 was $458 million, or $0.31 per share. Reported results included acquisition, divestiture, litigation and restructuring-related charges and amortization expense (pre-tax) of $939 million, or $0.55 per share, which consisted of:

•	$208 million, primarily non-cash, associated with the write down of goodwill in connection with business divestitures;
•	$8 million of other net acquisition-related charges;
•	$365 million attributable to estimated potential losses associated with patent litigation involving the Company’s Interventional Cardiology business;
•	$184 million of restructuring charges associated with the Company’s expense and head count reduction initiatives; and
•	$174 million of amortization expense.

Adjusted net income for the quarter, excluding these charges and amortization expense, was $355 million, or $0.24 per share.

Reported net income for the fourth quarter of 2006 was $277 million, or $0.19 per share.  Reported results included charges associated with the Company’s 2006 acquisition of Guidant Corporation and amortization expense (pre-tax) of $197 million, or $0.11 per share.  Adjusted net income for the fourth quarter of 2006, excluding these charges and amortization expense, was $442 million, or $0.30 per share.

Full Year 2007

Net sales for the full year 2007 were $8.357 billion, as compared to $7.821 billion in 2006. Worldwide sales of the Company’s drug-eluting coronary stent systems were $1.788 billion, as compared to $2.358 billion. U.S. sales of drug-eluting coronary stent systems were $1.006 billion, as compared to $1.561 billion. International sales of drug-eluting coronary stent systems were $782 million, as compared to $797 million. Worldwide sales of coronary stent systems were $2.027 billion, as compared to $2.506 billion. U.S. sales of coronary stent systems were $1.110 billion, as compared to $1.613 billion. International sales of coronary stent systems were $917 million, as compared to $893 million.

Worldwide sales of the Company’s CRM business in 2007 were $2.124 billion, which included $1.542 billion of ICD sales, as compared to $1.371 billion in 2006, which included $988 million of ICD sales. On a pro forma basis for 2006 – as though the Company had acquired Guidant on January 1, 2006 – CRM sales were $2.026 billion, which included $1.473 billion of ICD sales. U.S. CRM sales in 2007 were $1.371 billion, which included $1.053 billion of ICD sales, as compared to U.S. CRM sales of $908 million, which included $696 million of ICD sales. Pro forma U.S. CRM sales were $1.358 billion, which included $1.053 billion of ICD sales. International CRM sales in 2007 were $753 million, which included $489 million of ICD sales, as compared to international CRM sales of $463 million, which included $292 million of ICD sales. Pro forma international CRM sales were $668 million, which included $420 million of ICD sales.

Reported net loss for 2007 was $495 million, or $0.33 per share. Reported results for 2007 included acquisition, divestiture, litigation and restructuring-related charges, and amortization expense (pre-tax) of $1.9 billion, or $1.10 per share, which consisted of:

•	$560 million, primarily non-cash, associated with the write down of goodwill in connection with business divestitures;
•	$85 million in-process research and development write offs, related primarily to the Company’s acquisition of Remon Medical Technologies, Inc.;
•	$37 million related to the Company’s acquisition of Guidant;
•	$365 million attributable to estimated potential losses associated with patent litigation involving the Company’s Interventional Cardiology business;
•	$184 million of restructuring charges associated with the Company’s expense and head count reduction initiatives; and
•	$641 million of amortization expense.

Adjusted net income for 2007, excluding these charges and amortization expense, was $1.2 billion, or $0.77 per share.

Reported net loss for 2006 was $3.6 billion, or $2.81 per share.  Reported results for 2006 included acquisition-related charges and amortization expense (pre-tax) of $5.2 billion, or $3.90 per share.  Adjusted net income for 2006, excluding these charges and amortization expense, was $1.4 billion, or $1.09 per share.

Guidance for First Quarter 2008

The Company estimates net sales for the first quarter of 2008 of between $1.96 billion and $2.08 billion. Adjusted earnings, excluding acquisition, divestiture, litigation and restructuring-related charges, and amortization expense, are estimated to range between $0.15 and $0.20 per share. The Company estimates net income on a GAAP basis of between $0.13 and $0.18 per share.

Full-year 2008 sales and earnings per share guidance will be provided during the Company’s conference call with analysts tomorrow.

Boston Scientific officials will be discussing these results with analysts on a conference call at 8:30 am. (ET) Tuesday, February 5, 2008. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for one year on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our financial performance, our restructuring plan, our programs to increase shareholder value, new product approvals, litigation, our growth strategy, market recovery and our market position.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

Use of non-GAAP Financial Information
To supplement Boston Scientific’s consolidated condensed financial statements presented on a GAAP basis, the Company discloses certain non-GAAP measures that exclude certain charges, including non-GAAP net income/loss and non-GAAP net income/loss per diluted share. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. A reconciliation of the non-GAAP financial measures to the corresponding GAAP measures is included in the tables below. In addition, an explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial

Measures” after the tables below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

CONTACT: Paul Donovan 508-650-8541 (office) 508-667-5165 (mobile) Media Relations Boston Scientific Corporation Dan Brennan 508-650-8538 (office) Investor Relations Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED GAAP RESULTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	December 31,
In millions, except per share data	2007	2006

Net sales	$2,152	$2,065
Cost of products sold	635	526
Gross profit	1,517	1,539

Operating expenses
Selling, general and administrative expenses	704	758
Research and development expenses	256	267
Royalty expense	51	54
Amortization expense	174	174
Purchased research and development	13	2
Restructuring charges	176
Litigation-related charges	365
Loss on assets held for sale	208
	1,947	1,255

Operating (loss) income	(430)	284

Other income (expense):
Interest expense	(137)	(144)
Other, net	(29)	29

(Loss) income before income taxes	(596)	169
Income tax benefit	(138)	(108)
Net (loss) income	$(458)	$277

Net (loss) income per common share - assuming dilution	$(0.31)	$0.19

Weighted average shares outstanding - assuming dilution	1,490.8	1,493.6

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET (LOSS) INCOME AND NET (LOSS) INCOME PER SHARE RECONCILIATIONS
(Unaudited)

An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

	Three Months Ended			Three Months Ended
	December 31, 2007			December 31, 2006
In millions, except per share data	Net income (loss)	Impact per diluted share		Net income	Impact per diluted share
GAAP results	$(458)	$(0.31)		$277	$0.19
Non-GAAP adjustments:
Acquisition and divestiture-related charges	211	0.14		23	0.02
Restructuring charges	131	0.09
Litigation-related charges	294	0.20
Amortization expense	177	0.12		142	0.09
Adjusted results	$355	$0.24	(1)	$442	$0.30

(1) Calculated by assuming stock-based dilution of 9.0 million shares

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET (LOSS) INCOME AND NET (LOSS) INCOME PER SHARE RECONCILIATIONS (CONT.)
(Unaudited)

	Three Months Ended
	December 31,
	2007	2006
Acquisition and divestiture-related charges:
Loss on assets held for sale	$208
Purchased research and development	13	2
Integration costs (a)	(5)	$19
Business optimization charges (b)		19
Step-up value of inventory sold (c)		(12)
Fair-value adjustment for the sharing of proceeds feature of the Abbott Laboratories stock purchase (d)		(5)
	216	23
Income tax benefit (f)	(5)	—
Acquisition and divestiture-related charges, net of tax	$211	$23

Restructuring charges:
Restructuring charges (e)	$184
Income tax benefit (f)	(53)
Restructuring charges, net of tax	$131

Litigation-related charges:
Litigation-related charges	$365
Income tax benefit (f)	(71)
Litigation-related charges, net of tax	$294

Amortization expense:
Amortization expense	$174	$174
Income tax expense (benefit) (f)	3	(32)
Amortization expense, net of tax	$177	$142

(a) Recorded credits of $4 million in 2007 to selling, general and administrative expenses and $1 million to research and development expenses; recorded expenses of $2 million in 2006 to cost of products sold, $7 million to selling, general and administrative expenses and $10 million to research and development expenses.

(b) Recorded to selling, general and administrative expenses.
(c) Recorded to cost of products sold.
(d) Recorded to other, net.
(e) Recorded $176 million to restructuring charges in 2007, $4 million to selling, general and administrative expenses, $2 million to cost of products sold, and $2 million to research and development expenses.

(f) Amounts are tax effected at the Company’s effective tax rate, unless the amount is a significant unusual or infrequently occurring item in accordance with FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods”.

BOSTON SCIENTIFIC CORPORATION
CONDENSED GAAP RESULTS OF OPERATIONS
(Unaudited)

	Year Ended
	December 31,
In millions, except per share data	2007	2006

Net sales	$8,357	$7,821
Cost of products sold	2,342	2,207
Gross profit	6,015	5,614

Operating expenses
Selling, general and administrative expenses	2,909	2,675
Research and development expenses	1,091	1,008
Royalty expense	202	231
Amortization expense	641	530
Purchased research and development	85	4,119
Restructuring charges	176
Litigation-related charges	365
Loss on assets held for sale	560
	6,029	8,563

Operating loss	(14)	(2,949)

Other income (expense):
Interest expense	(570)	(435)
Other, net	15	(151)

Loss before income taxes	(569)	(3,535)
Income tax (benefit) expense	(74)	42
Net loss	$(495)	$(3,577)

Net loss per common share - assuming dilution	$(0.33)	$(2.81)

Weighted average shares outstanding - assuming dilution	1,486.9	1,273.7

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET (LOSS) INCOME AND NET (LOSS) INCOME PER COMMON SHARE RECONCILIATIONS
(Unaudited)

An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

	Year Ended			Year Ended
	December 31, 2007			December 31, 2006
In millions, except per share data	Net income (loss)	Impact per diluted share		Net income (loss)	Impact per diluted share
GAAP results	$(495)	$(0.33)		$(3,577)	$(2.81)
Non-GAAP adjustments:
Acquisition and divestiture-related charges	667	0.44		4,566	3.58
Restructuring charges	131	0.09
Litigation-related charges	294	0.20
Amortization expense	560	0.37		421	0.32
Adjusted results	$1,157	$0.77	(1)	$1,410	$1.09	(2)

(1) Calculated by assuming stock-based dilution of 13.1 million shares
(2) Calculated by assuming stock-based dilution of 15.6 million shares

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET (LOSS) INCOME AND NET (LOSS) INCOME PER SHARE RECONCILIATIONS (CONT.)
(Unaudited)

	Year Ended
	December 31,
	2007	2006
Acquisition and divestiture-related charges:
Loss on assets held for sale	$560
Purchased research and development	85	$4,186
Integration costs (a)	29	61
Fair-value adjustment for the sharing of proceeds feature of the Abbott Laboratories stock purchase (b)	8	95
Step-up value of inventory sold (c)		267
CRM technology offering charge (c)		31
Charitable donation (b)		5
Business optimization charges (d)		19
AAA program cancellation net credit (e)		(36)
	682	4,628
Income tax benefit (g)	(15)	(62)
Acquisition and divestiture-related charges, net of tax	$667	$4,566

Restructuring charges:
Restructuring charges (f)	$184
Income tax benefit (g)	(53)
Restructuring charges, net of tax	$131

Litigation-related charges:
Litigation-related charges	$365
Income tax benefit (g)	(71)
Litigation-related charges, net of tax	$294

Amortization expense:
Amortization expense	$641	$530
Income tax benefit (g)	(81)	(109)
Amortization expense, net of tax	$560	$421

(a) Recorded $6 million in 2007 to cost of products sold, $20 million to selling, general and administrative expenses and $3 million to research and development expenses; recorded $2 million in 2006 to cost of products sold, $46 million to selling, general and administrative expenses, and $13 million to research and development expenses.

(b) Recorded to other, net.
(c) Recorded to cost of products sold.
(d) Recorded in 2006 to selling, general and administrative expenses.
(e) Recorded a credit of $67 million to purchased research and development and a charge of $31 million to research and development expenses.
(f) Recorded $176 million to restructuring charges in 2007, $4 million to selling, general and administrative expenses, $2 million to cost of products sold, and $2 million to research and development expenses.

(g) Amounts are tax effected at the Company’s effective tax rate, unless the amount is a significant unusual or infrequently occurring item in accordance with FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods”.

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
In millions	2007	2006

Assets
Current assets:
Cash and cash equivalents	$1,452	$1,668
Trade accounts receivable, net	1,502	1,388
Inventories	725	684
Deferred income taxes	963	583
Assets held for sale	1,099	1,447
Other current assets	464	474
Total current assets	6,205	6,244

Property, plant and equipment, net	1,735	1,644
Investments	317	596
Other assets	157	234
Intangible assets, net	23,067	22,378
	$31,481	$31,096

Liabilities and Stockholders’ Equity
Current liabilities:
Borrowings due within one year	$256	$7
Accounts payable and accrued expenses	2,680	2,020
Liabilities associated with assets held for sale	71	93
Other current liabilities	275	552
Total current liabilities	3,282	2,672

Long-term debt	7,933	8,895
Deferred income taxes	2,536	2,743
Other long-term liabilities	2,633	1,488

Stockholders’ equity	15,097	15,298
	$31,481	$31,096

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
(Unaudited)

	Three Months Ended
	December 31,		Change
			As Reported	Constant
			Currency	Currency
In millions	2007	2006	Basis	Basis

DOMESTIC	$1,226	$1,261	(3%)	(3%)

Europe	479	426	13%	1%
Asia Pacific	326	262	24%	18%
Inter-Continental	121	116	4%	(6%)
INTERNATIONAL	926	804	15%	6%

WORLDWIDE	$2,152	$2,065	4%	1%

	Three Months Ended
	December 31,		Change
			As Reported	Constant
			Currency	Currency
In millions	2007	2006	Basis	Basis

Interventional Cardiology	$785	$831	(6%)	(9%)
Peripheral Interventions / Vascular Surgery	158	160	(1%)	(5%)
Electrophysiology	38	35	11%	8%
Neurovascular	92	83	10%	5%
Cardiac Surgery	50	49	3%	3%
Cardiac Rhythm Management	544	489	11%	7%
CARDIOVASCULAR	1,667	1,647	1%	(2%)

Oncology	60	55	8%	4%
Endoscopy	223	198	13%	8%
Urology	108	98	10%	8%
ENDOSURGERY	391	351	11%	7%

NEUROMODULATION	94	67	40%	38%

WORLDWIDE	$2,152	$2,065	4%	1%

Growth rates are based on actual, non-rounded amounts

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
(Unaudited)

	Year Ended
	December 31,		Change
			As Reported	Constant
			Currency	Currency
In millions	2007	2006	Basis	Basis

DOMESTIC	$4,923	$4,840	2%	2%

Europe	1,807	1,576	15%	5%
Asia Pacific	1,176	948	24%	23%
Inter-Continental	451	457	(1%)	(6%)
INTERNATIONAL	3,434	2,981	15%	9%

WORLDWIDE	$8,357	$7,821	7%	5%

	Year Ended
	December 31,		Change
			As Reported	Constant
			Currency	Currency
In millions	2007	2006	Basis	Basis

Interventional Cardiology	$3,117	$3,612	(14%)	(15%)
Peripheral Interventions / Vascular Surgery	627	666	(6%)	(9%)
Electrophysiology	147	134	10%	8%
Neurovascular	352	326	8%	4%
Cardiac Surgery	194	132	47%	47%
Cardiac Rhythm Management	2,124	1,371	55%	51%
CARDIOVASCULAR	6,561	6,241	5%	3%

Oncology	233	221	5%	3%
Endoscopy	843	754	12%	9%
Urology	403	371	9%	8%
ENDOSURGERY	1,479	1,346	10%	7%

NEUROMODULATION	317	234	36%	33%

WORLDWIDE	$8,357	$7,821	7%	5%

Growth rates are based on actual, non-rounded amounts

BOSTON SCIENTIFIC CORPORATION
NON-GAAP CONSTANT CURRENCY NET SALES RECONCILIATIONS
THREE MONTHS ENDED DECEMBER 31, 2007
(Unaudited)

	Q4 2007 Net Sales as compared to Q4 2006
	Change		Estimated Impact
In millions	As Reported Currency Basis	Constant Currency Basis	of Foreign Currency

DOMESTIC	$(35)	$(35)	$—

Europe	53	6	47
Asia Pacific	64	48	16
Inter-Continental	5	(7)	12
INTERNATIONAL	122	47	75

WORLDWIDE	$87	$12	$75

	Q4 2007 Net Sales as compared to Q4 2006
	Change		Estimated Impact
In millions	As Reported Currency Basis	Constant Currency Basis	of Foreign Currency

Interventional Cardiology	$(46)	$(74)	$28
Peripheral Interventions / Vascular Surgery	(2)	(8)	6
Electrophysiology	3	3	—
Neurovascular	9	3	6
Cardiac Surgery	1	2	(1)
Cardiac Rhythm Management	55	36	19
CARDIOVASCULAR	20	(38)	58

Oncology	5	2	3
Endoscopy	25	15	10
Urology	10	8	2
ENDOSURGERY	40	25	15

NEUROMODULATION	27	25	2

WORLDWIDE	$87	$12	$75

An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

BOSTON SCIENTIFIC CORPORATION
NON-GAAP CONSTANT CURRENCY NET SALES RECONCILIATIONS
(Unaudited)

	2007 Net Sales as compared to 2006
	Change		Estimated Impact
In millions	As Reported Currency Basis	Constant Currency Basis	of Foreign Currency

DOMESTIC	$83	$83	$—

Europe	231	87	$144
Asia Pacific	228	214	14
Inter-Continental	(6)	(28)	22
INTERNATIONAL	453	273	180

WORLDWIDE	$536	$356	$180

	2007 Net Sales as compared to 2006
	Change		Estimated Impact
In millions	As Reported Currency Basis	Constant Currency Basis	of Foreign Currency

Interventional Cardiology	$(495)	$(555)	$60
Peripheral Interventions / Vascular Surgery	(39)	(57)	18
Electrophysiology	13	11	2
Neurovascular	26	15	11
Cardiac Surgery	62	62	—
Cardiac Rhythm Management	753	702	51
CARDIOVASCULAR	320	178	142

Oncology	12	7	5
Endoscopy	89	65	24
Urology	32	28	4
ENDOSURGERY	133	100	33

NEUROMODULATION	83	78	5

WORLDWIDE	$536	$356	$180

An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

BOSTON SCIENTIFIC CORPORATION
ESTIMATED NON-GAAP NET INCOME PER SHARE RECONCILIATIONS
(Unaudited)

	Q1 2008 Estimate	Q1 2008 Estimate
	(Low)	(High)
GAAP results	$0.13	$0.18

Estimated acquisition and divestiture-related net gains	(0.07)	(0.07)
Estimated restructuring charges	0.02	0.02
Estimated amortization expense	0.07	0.07

Adjusted results	$0.15	$0.20

An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

Use of Non-GAAP Financial Measures

To supplement Boston Scientific’s consolidated condensed financial statements presented on a GAAP basis; the Company discloses certain non-GAAP measures that exclude certain amounts, including non-GAAP net income, non-GAAP net income per diluted share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.

The GAAP measure most comparable to non-GAAP net income is GAAP net income and the GAAP measure most comparable to non-GAAP net income per diluted share is GAAP net income per diluted share. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP measure are included in the accompanying schedules.

To calculate regional and divisional revenue growth rates that exclude the impact of foreign exchange, the Company converts actual current-period net sales from local currency to U.S. dollars using constant foreign exchange rates. The GAAP measure most comparable to this non-GAAP measure is growth rate percentages based on GAAP revenue. A reconciliation of this non-GAAP financial measure to the corresponding GAAP measure is included in the accompanying schedules.

Use and Economic Substance of Non-GAAP Financial Measures Used by Boston Scientific
Management uses these supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP measures to further its understanding of the performance of the Company’s operating segments. The adjustments excluded from the Company’s non-GAAP measures are consistent with those excluded from its reportable segments’ measure of profit or loss. These adjustments are excluded from the segment measures that are reported to the Company’s chief operating decision maker and are used to make operating decisions and assess performance.

The following is an explanation of each of the adjustments that management excluded as part of its non-GAAP measures for the three and twelve month periods ending December 31, 2007 and December 31, 2006 and for the forecasted three month period ending March 31, 2008, as well as reasons for excluding each of these individual items:

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Acquisition and divestiture-related charges - For the three and twelve months ending December 31, 2007 and December 31, 2006, these adjustments primarily consisted of: purchased research and development; a loss on assets held for sale related to the Company’s divestiture of certain businesses;  integration costs associated with the Company’s acquisition of Guidant; the fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase; the step-up value of acquired Guidant inventory sold during the period; the AAA program cancellation net credit, which consisted of a credit to purchased research and development and facility and severance costs associated with the program termination; a CRM technology offering charge to make available the Latitude® Patient Management System; costs that resulted from certain business optimization initiatives following the Company’s acquisition of Guidant; and a charitable contribution. Purchased research and development is a highly variable charge based on valuation assumptions. Management removes the impact of purchased research and development from the Company’s operating results to assist in assessing the Company’s operating performance and cash generated from operations.  The loss on assets held for sale represents charges associated with the sale of certain components of the Company’s Neuromodulation business and its Cardiac Surgery and Vascular Surgery businesses, and is not indicative of future operating performance and is not used by management to assess operating performance. The integration costs associated with the Company’s acquisition of Guidant do not reflect expected on-going future operating expenses. The fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase is a non-cash adjustment and is not indicative of the Company’s on-going operations. The step-up value of acquired inventory is a cost directly attributable to the Guidant acquisition and is not indicative of the Company’s on-going operations, or on-going cost of products sold.  The facility and severance costs related to the AAA program cancellation do not reflect expected future operating expenses. The CRM technology offering charge represents a one-time cost associated with making this technology available to existing patients and the cost is not indicative of future expenses associated with the technology. The business optimization costs do not reflect expected future operating expenses and Boston Scientific management excludes them in assessing current operating performance. The charitable contribution does not reflect expected future operating expenses. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and a comparison to the Company’s past operating performance.

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Restructuring charges – These expenses primarily represent employee-related termination benefits, asset write-downs and other costs associated with the Company’s restructuring initiatives. These expenses are not indicative of the Company’s on-going  operating performance and are excluded by management in assessing the Company’s operating performance, and are also excluded from the Company’s operating segments’ measures of profit and loss used for making operating decisions and assessing performance. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and a comparison to the Company’s past operating performance.

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Litigation-related charges - These charges are attributable to estimated potential losses associated with patent litigation involving the Company’s interventional cardiology business. These amounts represent significant one-time charges during the fourth quarter of 2007 and do not reflect expected on-going operating expenses. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and for comparison to the Company’s past operating performance.

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Amortization expense - Amortization expense is a non-cash charge and does not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. Following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management removes the impact of amortization from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. Therefore, amortization expense is excluded from management’s assessment of operating performance and is also excluded from the measures management uses to set employee compensation. Accordingly, management believes this may be useful information to users of its financial statements and therefore has excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance, particularly in terms of liquidity.

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Foreign exchange on net sales - The impact of foreign exchange is highly variable and difficult to predict. Accordingly, management excludes the impact of foreign exchange for purposes of reviewing regional and divisional revenue growth rates to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

Material Limitations Associated with the Use of Non-GAAP Financial Measures
Non-GAAP net income, non-GAAP net income per diluted share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange may have limitations as analytical tools, and these non-GAAP measures should not be considered in isolation or as a replacement for GAAP financial measures. Some of the limitations associated with the use of these non-GAAP financial measures are:

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Items such as purchased research and development, the step-up value of acquired Guidant inventory sold during the period, the CRM technology offering charge, the loss on assets held for sale, and the fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase reflect economic costs to the Company and are not reflected in non-GAAP net income and non-GAAP net income per diluted share.

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Items such as Guidant integration costs, facility and severance costs, employee-related costs associated with certain business optimization initiatives, the charitable contribution, and restructuring and litigation-related expenses that are excluded from non-GAAP net income and non-GAAP net income per diluted share can have a material impact on cash flows and GAAP net income and net income per diluted share.

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Items such as amortization of purchased intangible assets, though not directly affecting Boston Scientific’s cash flow position, represent a reduction in value of intangible assets over time. The expense associated with this reduction in value is not included in Boston Scientific’s non-GAAP net income or non-GAAP net income per diluted share and therefore these measures do not reflect the full economic effect of the reduction in value of those intangible assets.

•	Revenue growth rates stated on a constant currency basis, by their nature, exclude the impact of foreign exchange, which may have a material impact on GAAP net sales.

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Other companies may calculate non-GAAP net income, non-GAAP net income per diluted share, or regional and divisional revenue growth rates that exclude the impact of foreign exchange differently than Boston Scientific does, limiting the usefulness of those measures for comparative purposes.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures
Boston Scientific compensates for the limitations on its non-GAAP financial measures by relying upon its GAAP results to gain a complete picture of the Company’s performance. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

The Company provides detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure in the accompanying schedules, and Boston Scientific encourages investors to review these reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors
The Company believes that presenting non-GAAP net income, non-GAAP net income per share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange in addition to the related GAAP measures provides investors greater transparency to the information used by Boston Scientific management for its financial and operational decision-making and allows investors to see Boston Scientific’s results “through the eyes” of management. The Company further believes that providing this information better enables Boston Scientific’s investors to understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures may also facilitate comparisons of Boston Scientific’s operating performance with the performance of other companies that supplement their GAAP results with non-GAAP financial measures.